UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 22, 2024

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2024 (the “Closing Date”), DURECT Corporation (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Alzet, LLC, a subsidiary of Lafayette Instrument Co. (the “Purchaser”). Under the terms of the APA, the Company agreed to sell to the Purchaser substantially all the assets, and certain specified liabilities, related to the ALZET product line (the “Sale”). The APA provided for, subject to certain terms and conditions, the entry into a Transition Services Agreement, pursuant to which the Company agrees to perform certain transition services related to the purchased assets for up to six months after Closing Date, subject to potential extensions.

On the Closing Date, the Company completed the transaction contemplated by the APA. Pursuant to the terms of the APA, the Purchaser paid the Company $17,500,000 subject to certain adjustments, including for net working capital.

Simultaneous with this transaction, the Company has paid off all remaining obligations under the term loan agreement with Oxford Finance LLC.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

A copy of the press release announcing the Sale is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The Company will file unaudited pro forma financial information giving effect to the Sale as an amendment to this Current Report on Form 8-K as soon as they are available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of DURECT Corporation dated November 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: November 25, 2024	By:	/s/ James E. Brown
James E. Brown Chief Executive Officer